UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 13, 2016

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 503-0153

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 13, 2016, the Company accepted a private investment in the form of a Forward Gold Purchase Agreement (the “Agreement”) from Ophir Holdings, LLC (“Ophir”), an Idaho limited liability company.  Pursuant to the Agreement, Ophir has purchased 500 ounces of .999 gold at price of $935 per ounce, to be delivered starting December 1, 2016, and quarterly thereafter, over a period of two years as gold is produced from the Golden Chest Mine and the New Jersey Mill.  The purchase price of the gold is $467,500, which was tendered in two payments to the Company.

The Agreement is secured by certain sections of the Golden Chest Mine and provides for a penalty upon default equal to 20% interest per annum on the remaining balance of distributable gold to be calculated over such period of default.  Ophir may accept the value of the quarterly gold payment in cash at its option.  Ophir’s ownership includes members of the Company’s management.

A form of the Agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference.  The foregoing description of the Agreement is a summary of the material terms thereof and is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are incorporated into this item by reference.

Item 7.01 Regulation FD Disclosure.

On July 15, 2016, the Company issued a press release entitled “New Jersey Mining Company to Commence Open Pit Mining at Golden Chest.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

d) Exhibits
10.1 99.1

Form of Forward Gold Purchase Agreement, dated July 13, 2016.

Press Release, dated July 15, 2016, entitled “New Jersey Mining Company to Commence Open Pit Mining at Golden Chest.”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ Delbert Steiner

Delbert Steiner,

its: Chief Executive Officer

Date: July 18, 2016